Exhibit 10.1

                         CORPORATE CONSULTING AGREEMENT

This Agreement ("Agreement") dated May 23, 2005, is by and between Bootie Beer Company, Inc. (the "Company"), a Florida corporation located at 620 North Denning Drive, Suite 100, Winter Park, FL 32789 and Mike Novielli (the
"Consultant"), a New York resident, located at 1110 Rt. 55, Suite 206, Town Square, LaGrangeville, NY 12540.


WHEREAS, the Company is a private company engaged in the business of the development, commercialization, and distribution of Bootie Beer as well as other potential cash flow opportunities (the "Business");
WHEREAS, Consultant has unique experience, knowledge and skills that will enhance the operation of the Business;
WHEREAS, the Company desires to obtain the benefits of Consultant's experience and know-how in connection with the operation of the Business, and accordingly, the Company has offered to engage Consultant to render consulting and advisory services to the Company on the terms and conditions hereinafter set forth; WHEREAS, Consultant desires to accept such engagement upon such terms and conditions hereinafter set forth.


NOWTHEREFORE  in  consideration  of the foregoing, the parties agree as follows:

Section  1.               SERVICES  RENDERED
                          ------------------

Consultant shall (i) advise the Company with respect to operations, business strategy, and other matters pertaining to the Business as shall be specified from time to time by the Company's President and/or such other officer(s) as the Company's Board of Directors shall designate to have principal responsibility for the operation of the Business and (ii) assist in reviewing material transactions. Consultant shall use its staff and other facilities to monitor the corporate position of the Company and report to the Board of Directors of the Company from time to time. Consultant's staff also shall provide advice concerning economic factors and trends that may be relevant to the Company's plans for distribution and growth.

During the term of this Agreement, the Consultant shall render to the Company, in relation to the operations of the Company, domestic marketing and oversight including advisory and consulting services.

Consultant shall (i) review, transfer and submit to the SEC all filings in proper electronic EDGAR recognized format on behalf of the Company.

Section  2.               COMPENSATION
                          ------------

For services rendered under Section 1, Consultant shall be paid the following, by the Company:

(a) CONSULTING FEES. In consideration for the availability of Consultant during the term hereunder and the services rendered pursuant to this Agreement, promptly upon execution of the merger of, the Company into a publicly traded entity, the Company will issue to Michael Novielli, as designee for the Consultant, as payment two million four hundred and ninety-three thousand seven hundred and fifty (2,493,750) fully paid and non-assessable shares of Common Stock of the Company (the "Shares"). In addition, the Consultant shall be paid $15,000 (fifteen thousand dollars) per month on the 1st business day of each month for the Term of the Agreement. The Consultant agrees to accrue the $15,000 consulting fee.

(b) REIMBURSEMENT OF EXPENSES. The Company shall reimburse Consultant for those reasonable and necessary out-of-pocket expenses which have been approved by the President of the Company prior to their incurrence and which have been incurred by Consultant in connection with the rendering of services hereunder. Any reimbursement to be made by the Company pursuant to this Section shall be made following submission to the Company by Consultant of reasonable documentation of the expenses incurred.
(c) REGISTRATION. The Shares issued hereunder shall be registered under an S-8 Registration Statement within five (5) business days once the company has become publicly traded. The Consultant represents that the services to be provided under this Agreement are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

Section  3.               RELATIONSHIP  OF  PARTIES
                          -------------------------

     This Agreement shall not constitute an employer-employee relationship. It is the intention of each party that Consultant shall be an independent contractor and not an employee of the Company. The Company shall not withhold any amounts therefrom as U.S. federal or state income tax withholding, or as employee contribution to Social Security or any other employer withholding applicable under state or federal law.

Section  4.               TERM
                          ----

     The term of this Agreement shall be twelve months commencing on the date and year first above written.

Section  5.               EXCLUSIVITY
                          -----------

     The Consultant shall be the Company's exclusive advisor for services performed as outlined under Section 1. of this Agreement. Exclusive of Gemstone Securities, the Company shall not retain any agents, brokers, bankers, consultants, advisors, finders or other party for the purpose of performing any of the services outlined under Section 1. of this Agreement, without the prior written approval of Consultant, which Consultant may withhold in its sole discretion.

Section  6.               TERMINATION
                          -----------

This Agreement may be terminated by either party with or without cause with thirty days prior written notice given by the terminating party. Termination of the Agreement does not relieve the Company of its obligation to remunerate Consultant pursuant to this Agreement, and the Shares issued to Consultant upon execution of this Agreement shall be non-refundable. Upon termination, any outstanding remuneration due Consultant for services rendered shall be paid within 3 (three) business days following termination.

Section  7.               INDEMNIFICATION
                          ---------------

     (a) In consideration of Consultant' execution and delivery of the this Agreement, the Company shall defend, protect, indemnify and hold harmless Consultant and all of its officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "CONSULTANT INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "CONSULTANT INDEMNIFIED LIABILITIES'), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby,
(iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Consultant Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights Consultant may have, and any liabilities Consultant may be subject to.

     (b) In consideration of the Company's execution and delivery of the this Agreement, Consultant shall defend, protect, indemnify and hold harmless the Company and all of its subsidiaries, shareholders, officers, directors and employees and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "COMPANY INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Company Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "COMPANY INDEMNIFIED LIABILITIES'), incurred by any the Company Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by Consultant in the Agreement or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of Consultant contained in the Agreement or any other certificate, instrument or document contemplated hereby or thereby,
(iii)  any  cause  of action, suit or claim brought or made against such Company
Indemnitee by a third party and arising out of or resulting from the Consultant's gross negligence or willful misconduct. To the extent that the foregoing undertaking by Consultant may be unenforceable for any reason, Consultant shall make the maximum contribution to the payment and satisfaction of each of the Company Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights the Company may have, and any liabilities the Company may be subject to.

     (c)     Indemnification  Procedure.  Any  party entitled to indemnification
              -------------------------
under this Section (an "INDEMNIFIED PARTY") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of counsel to the indemnified party a conflict of interest between it and the indemnifying party may exist with respect to such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty
(30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any settlement negotiations or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Section to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, within ten (10) Business Days of written notice thereof to the indemnifying party so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and
(b)  any  liabilities  the  indemnifying  party  may  be  subject  to.

Section  8.               GOVERNING  LAW
                          --------------

     This Agreement shall be governed by the laws of the commonwealth of Massachusetts, without regard to the conflict of law rules of such state. Any controversy, claim or dispute arising out of this Agreement, shall settled by binding arbitration in the County of Suffolk in accordance with the rules of the American Arbitration Association there in effect, except that the parties thereto shall have any right to discovery as would be permitted by the Federal Rules of Civil Procedure. The prevailing Party shall be entitled to reimbursement of actual costs and attorney's fees from the arbitration and the decision of the Arbitrator(s) shall be final.

Section  9.               ASSIGNABILITY
                         -------------

     This Agreement and the rights and obligations of the parties hereto shall bind and inure to the benefit of Consultant and its legal representatives and heirs and the Company and any successor or successors of the Company by reorganization, merger, or consolidation and any assignee of all or substantially all of its business and properties, but, except as to any such legal representatives or heirs of Consultant or successor or assignee of the Company, neither this Agreement nor any rights or benefits hereunder may be assigned by the Company or the Consultant. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section  10.               ENTIRE  AGREEMENT
                           -----------------

     This Agreement constitutes the entire agreement of the Company and the Consultant as to the subject matter hereof, superseding all prior written and prior or contemporaneous oral understanding or agreements, including any previous agreements, or understandings with respect to the subject matter covered in this Agreement. This Agreement may not be modified or amended, nor may any right be waived, except by a writing which expressly refers to this Agreement, states that it is intended to be a modification, amendment, or waiver and is signed by both parties in the case of a modification or amendment or by the party granting the waiver. No course of conduct or dealing between the parties and no custom or trade usage shall be relied upon to vary the terms of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written and are duly authorized to sign on behalf of their respective companies.

               Bootie  Beer  Company

               /s/  Tania  Torruella
               -----------------------
               By:  Tania  Torruella
                    Executive  Vice  President  of  Corporate  Strategy

               /s/  Paul  Beleckas
               -------------------
                    Paul  Beleckas
                    Interim  CEO

               Consultant

               /s/  Michael  A.  Novielli
               -----------------------------
               By:  Michael  A.  Novielli